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                                                                    Exhibit 23.2

                      Consent of Independent Accountants

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-20843, 33-38428, 333-24073 and 333-78981) of BI
Incorporated of our report dated August 14, 1998 relating to the financial statements, which appears on page F2 of this Annual Report on Form 10-K.


/s/ PricewaterhouseCoopers LLP


Broomfield, Colorado
September 24, 1999